UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 19, 2000
                                  -------------
                Date of Report (Date of earliest event reported)


                            COVOL TECHNOLOGIES, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                       0-27808              87-0547337
            --------                       -------               ----------
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

                              3280 N. Frontage Road
                                 Lehi, UT 84043
                              --------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (801) 768-4481
                                ----------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                              --------------------
         (Former name or former address, if changed since last report.)

Item 4. Change in Registrant's Certifying Accountant

         On July 19, 2000, Covol Technologies, Inc. dismissed
PricewaterhouseCoopers LLP as its independent accountants. The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

         The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         In connection with its audits for the two most recent fiscal years and through July 19, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

         During the two most recent fiscal years and through July 19, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed as Exhibit 16 to this Form 8-K.

         On July 19, 2000, the audit committee appointed Arthur Andersen LLP as Covol's auditors. Covol has not consulted with Arthur Andersen LLP on any application of accounting principles or any other matter during the two fiscal years ended September 30, 1999 or subsequent thereto.

         The appointment of PricewaterhouseCoopers LLP as independent auditors of Covol for the fiscal year ending September 30, 2000 was ratified by the stockholders at the February 29, 2000 annual meeting. Covol expects to hold a special meeting of stockholders in the near future, at which time the stockholders will be asked to vote on ratification of the selection of Arthur Andersen LLP as auditors for the fiscal year ending September 30, 2000.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    COVOL TECHNOLOGIES, INC.
                                                    ------------------------
                                                    Registrant

Date: July 19, 2000                                 /s/ Kirk A. Benson
                                                    ------------------
                                                    Kirk A. Benson
                                                    Chief Executive Officer and
                                                    Principal Executive Officer

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